POWER OF ATTORNEY

I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, John J. Danello, Thomas J. Loftus, James C. Hoodlet, and Martin Sheerin, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Account A:

Protection Variable Universal Life 2017	# 333-217721

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective June 14, 2017 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Thomas Borshoff Thomas Borshoff	Director	June 14, 2017

POWER OF ATTORNEY

I, Paul M. Connolly, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Emanuel Alves, John J. Danello, Thomas J. Loftus, James C. Hoodlet, and Martin Sheerin, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Account A:

Protection Variable Universal Life 2017	# 333-217721

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective June 14, 2017, and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Paul M. Connolly Paul M. Connolly	Director	June 14, 2017

POWER OF ATTORNEY

I, Michael Doughty, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Emanuel Alves, John J. Danello, Thomas J. Loftus, James C. Hoodlet, and Martin Sheerin, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Account A:

Protection Variable Universal Life 2017	# 333-217721

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective June 14, 2017, and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Michael Doughty Michael Doughty	Director	June 14, 2017

POWER OF ATTORNEY

I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Emanuel Alves, John J. Danello, Thomas J. Loftus, James C. Hoodlet, and Martin Sheerin, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Account A:

Protection Variable Universal Life 2017	# 333-217721

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective June 14, 2017, and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ruth Ann Fleming Ruth Ann Fleming	Director	June 14, 2017

POWER OF ATTORNEY

I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Emanuel Alves, John J. Danello, Thomas J. Loftus, James C. Hoodlet, and Martin Sheerin, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Account A:

Protection Variable Universal Life 2017	# 333-217721

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective June 14, 2017, and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ruth Ann Fleming Ruth Ann Fleming	Director	June 14, 2017

POWER OF ATTORNEY

I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Emanuel Alves, John J. Danello, Thomas J. Loftus, James C. Hoodlet, and Martin Sheerin, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Account A:

Protection Variable Universal Life 2017	# 333-217721

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective June 14, 2017 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ James D. Gallagher James D. Gallagher	Director	June 14, 2017

POWER OF ATTORNEY

I, Scott S. Hartz, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Emanuel Alves, John J. Danello, Thomas J. Loftus, James C. Hoodlet, and Martin Sheerin, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Account A:

Protection Variable Universal Life 2017	# 333-217721

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective June 14, 2017, and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Scott S. Hartz Scott S. Hartz	Director	June 14, 2017

POWER OF ATTORNEY

I, John G. Vrysen, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Emanuel Alves, John J. Danello, Thomas J. Loftus, James C. Hoodlet, and Martin Sheerin, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Account A:

Protection Variable Universal Life 2017	# 333-217721

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective June 14, 2017, and remains in effect until revoked or revised.

Signature	Title	Date

/s/ John G. Vrysen John G. Vrysen	Director	June 14, 2017

POWER OF ATTORNEY

I, Linda A. Davis Watters, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Emanuel Alves, John J. Danello, Thomas J. Loftus, James C. Hoodlet, and Martin Sheerin, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Account A:

Protection Variable Universal Life 2017	# 333-217721

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective June 14, 2017 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Linda A. Davis Watters Linda A. Davis Watters	Director	June 14, 2017